                                                                    EXHIBIT 12.1
                           MIDAMERICAN ENERGY COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                      NINE MONTHS ENDED                       TWELVE MONTHS ENDED
                                                                      SEPTEMBER 30, 2002                       DECEMBER 31, 2001
                                                       -------------------------------------    ------------------------------------
                                                                         Supplemental (a)                         Supplemental (a)
                                                                   -------------------------                ------------------------
                                                                                    As                                       As
                                                                    Adjustment   Adjusted                   Adjustment    Adjusted
                                                                    ----------   --------                   -----------   ----------
Net Income                                                $143,145          $ -    $143,145        $152,778         $ -     $152,778
                                                       -------------------------------------    ------------------------------------

Add (Deduct):
Total income taxes                                         103,899            -     103,899         112,452           -      112,452
Interest on long-term debt                                  53,150           70      53,220          60,880       1,453       62,333
Other interest charges                                       2,594            -       2,594           8,401           -        8,401
Preferred stock dividends of subsidiary trust                1,574            -       1,574           7,980           -        7,980
Interest on leases                                             136            -         136             137           -          137
                                                       -------------------------------------    ------------------------------------
                                                           161,353           70     161,423         189,850       1,453      191,303
                                                       -------------------------------------    ------------------------------------

    Earnings available for fixed charges                   304,498           70     304,568         342,628       1,453      344,081
                                                       -------------------------------------    ------------------------------------

Fixed Charges:
Interest on long-term debt                                  53,150           70      53,220          60,880       1,453       62,333
Other interest charges                                       2,594            -       2,594           8,401           -        8,401
Preferred stock dividends of subsidiary trust                1,574            -       1,574           7,980           -        7,980
Interest on leases                                             136            -         136             137           -          137
                                                       -------------------------------------    ------------------------------------
    Total fixed charges                                     57,454           70      57,524          77,398       1,453       78,851
                                                       -------------------------------------    ------------------------------------

Ratio of earnings to fixed charges                            5.30            -        5.29            4.43           -         4.36
                                                       =====================================    ====================================

Preferred stock dividends                                  $ 2,605          $ -     $ 2,605         $ 4,544         $ -      $ 4,544
Ratio of net income before income taxes to net income       1.7258            -      1.7258          1.7360           -       1.7360
                                                       -------------------------------------    ------------------------------------
Preferred stock dividend requirements before income tax      4,496            -       4,496           7,888           -        7,888
                                                       -------------------------------------    ------------------------------------
Fixed charges plus preferred stock dividend requirements    61,950           70      62,020          85,286       1,453       86,739
                                                       -------------------------------------    ------------------------------------

Ratio of earnings to fixed charges plus preferred stock
dividend requirements (pre-income tax basis)                  4.92            -        4.91            4.02           -         3.97
                                                       =====================================    ====================================


                                                                    TWELVE MONTHS ENDED
                                                                     DECEMBER 31, 2000
                                                          --------------------------------------
                                                                            Supplemental (a)
                                                                      --------------------------
                                                                                        As
                                                                       Adjustment    Adjusted
                                                                       -----------   ----------
Net Income                                                   $165,456          $ -     $165,456
                                                          --------------------------------------
Add (Deduct):
Total income taxes                                            110,461            -      110,461
Interest on long-term debt                                     61,120        1,599       62,719
Other interest charges                                          9,056            -        9,056
Preferred stock dividends of subsidiary trust                   7,980            -        7,980
Interest on leases                                                154            -          154
                                                          --------------------------------------
                                                              188,771        1,599      190,370
                                                          --------------------------------------

    Earnings available for fixed charges                      354,227        1,599      355,826
                                                          --------------------------------------

Fixed Charges:
Interest on long-term debt                                     61,120        1,599       62,719
Other interest charges                                          9,056            -        9,056
Preferred stock dividends of subsidiary trust                   7,980            -        7,980
Interest on leases                                                154            -          154
                                                          --------------------------------------
    Total fixed charges                                        78,310        1,599       79,909
                                                          --------------------------------------

Ratio of earnings to fixed charges                               4.52            -         4.45
                                                          ======================================

Preferred stock dividends                                     $ 4,955          $ -      $ 4,955
Ratio of net income before income taxes to net income          1.6676            -       1.6676
                                                          --------------------------------------
Preferred stock dividend requirements before income tax         8,263            -        8,263
                                                          --------------------------------------
Fixed charges plus preferred stock dividend requirements       86,573        1,599       88,172
                                                          --------------------------------------

Ratio of earnings to fixed charges plus preferred stock
dividend requirements (pre-income tax basis)                     4.09            -         4.04
                                                          ======================================



Note:  (a)  Amounts in the supplemental columns are to reflect MidAmerican
 Energy's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                    EXHIBIT 12.1
                           MIDAMERICAN ENERGY COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                     TWELVE MONTHS ENDED                      TWELVE MONTHS ENDED
                                                                      DECEMBER 31, 1999                        DECEMBER 31, 1998
                                                       -------------------------------------    ------------------------------------
                                                                         Supplemental (a)                         Supplemental (a)
                                                                   -------------------------                ------------------------
                                                                                    As                                       As
                                                                    Adjustment   Adjusted                   Adjustment    Adjusted
                                                                    -----------  ----------                 -----------   ----------
Net Income                                                $127,331          $ -    $127,331        $115,593         $ -     $115,593
                                                       -------------------------------------    ------------------------------------
Add (Deduct):
Total income taxes                                          88,453            -      88,453          76,042           -       76,042
Interest on long-term debt                                  65,649        2,509      68,158          70,193       2,931       73,124
Other interest charges                                      11,249            -      11,249          14,128           -       14,128
Preferred stock dividends of subsidiary trust                7,980            -       7,980           7,980           -        7,980
Interest on leases                                             176            -         176             212           -          212
                                                       -------------------------------------    ------------------------------------
                                                           173,507        2,509     176,016         168,555       2,931      171,486
                                                       -------------------------------------    ------------------------------------

    Earnings available for fixed charges                   300,838        2,509     303,347         284,148       2,931      287,079
                                                       -------------------------------------    ------------------------------------

Fixed Charges:
Interest on long-term debt                                  65,649        2,509      68,158          70,193       2,931       73,124
Other interest charges                                      11,249            -      11,249          14,128           -       14,128
Preferred stock dividends of subsidiary trust                7,980            -       7,980           7,980           -        7,980
Interest on leases                                             176            -         176             212           -          212
                                                       -------------------------------------    ------------------------------------
    Total fixed charges                                     85,054        2,509      87,563          92,513       2,931       95,444
                                                       -------------------------------------    ------------------------------------

Ratio of earnings to fixed charges                            3.54            -        3.46            3.07           -         3.01
                                                       =====================================    ====================================

Preferred stock dividends                                  $ 4,955          $ -     $ 4,955         $ 4,952         $ -      $ 4,952
Ratio of net income before income taxes to net income       1.6947            -      1.6947          1.6578           -       1.6578
                                                       -------------------------------------    ------------------------------------
Preferred stock dividend requirements before income tax      8,397            -       8,397           8,209           -        8,209
                                                       -------------------------------------    ------------------------------------
Fixed charges plus preferred stock dividend requirements    93,451        2,509      95,960         100,722       2,931      103,653
                                                       -------------------------------------    ------------------------------------

Ratio of earnings to fixed charges plus preferred stock
dividend requirements (pre-income tax basis)                  3.22            -        3.16            2.82           -         2.77
                                                       =====================================    ====================================

                                                                          TWELVE MONTHS ENDED
                                                                           DECEMBER 31, 1997
                                                           --------------------------------------
                                                                             Supplemental (a)
                                                                       --------------------------
                                                                                         As
                                                                        Adjustment    Adjusted
                                                                        -----------   ----------
Net Income                                                    $125,941          $ -     $125,941
                                                           --------------------------------------

Add (Deduct):
Total income taxes                                              76,317            -       76,317
Interest on long-term debt                                      78,120        3,760       81,880
Other interest charges                                          10,027            -       10,027
Preferred stock dividends of subsidiary trust                    7,980            -        7,980
Interest on leases                                                 268            -          268
                                                           --------------------------------------
                                                               172,712        3,760      176,472
                                                           --------------------------------------

    Earnings available for fixed charges                       298,653        3,760      302,413
                                                           --------------------------------------

Fixed Charges:
Interest on long-term debt                                      78,120        3,760       81,880
Other interest charges                                          10,027            -       10,027
Preferred stock dividends of subsidiary trust                    7,980            -        7,980
Interest on leases                                                 268            -          268
                                                           --------------------------------------
    Total fixed charges                                         96,395        3,760      100,155
                                                           --------------------------------------

Ratio of earnings to fixed charges                                3.10            -         3.02
                                                           ======================================

Preferred stock dividends                                      $ 6,488          $ -      $ 6,488
Ratio of net income before income taxes to net income           1.6060            -       1.6060
                                                           --------------------------------------
Preferred stock dividend requirements before income tax         10,420            -       10,420
                                                           --------------------------------------
Fixed charges plus preferred stock dividend requirements       106,815        3,760      110,575
                                                           --------------------------------------

Ratio of earnings to fixed charges plus preferred stock
dividend requirements (pre-income tax basis)                      2.80            -         2.73
                                                           ======================================

Note:  (a)  Amounts in the supplemental columns are to reflect MidAmerican
 Energy's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.